UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number    811-22575

                             J.P. Morgan Access Multi-Strategy Fund II

(Exact name of registrant as specified in charter)

383 Madison Avenue

                                     New York, NY 10179

(Address of principal executive offices) (Zip code)

Abby L. Ingber, Esq

J.P. Morgan Private Investments Inc.

4 New York Plaza

                                     New York, NY 10004

(Name and address of agent for service)

Copy to:

Jon Rand, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the six months ended September 30, 2021

(Unaudited)

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the Securities and Exchange Commission (“SEC”), may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the six months ended September 30, 2021

(Unaudited)

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments

September 30, 2021

(Unaudited)

Investment Funds (e)	Cost ($)	Value ($)	% of Net Assets	Liquidity (d)

Event Driven
HG Vora Special Opportunities Fund, Ltd. (a)	3,435,918	4,516,085	5.00	Quarterly
Magnetar PRA Fund, Ltd. (a)	1,626,304	1,833,716	2.03	Monthly
Sculptor Enhanced Overseas Fund, Ltd. (a)	4,100,000	4,655,086	5.16	Quarterly
Third Point Offshore Fund, Ltd. (a)	2,756,645	5,367,868	5.94	Quarterly
Varde Credit Partners (Offshore), Ltd. (a)	3,144,126	3,607,898	4.00	Quarterly

Total	15,062,993	19,980,653	22.13

Long/Short Equities
BlackRock Emerging Frontiers Fund, Ltd. (a)	2,400,000	3,173,984	3.52	Monthly
Coatue Offshore Fund, Ltd. (a)	2,073,873	4,144,492	4.59	Quarterly
Echo Street GoodCo Select Offshore Ltd. (a)	3,550,000	5,028,921	5.57	Monthly
Lakewood Capital Offshore Fund, Ltd. (a)	3,072,734	4,177,030	4.63	Quarterly
Light Street Xenon, Ltd. (a)	2,850,000	2,752,863	3.05	Quarterly
Redmile Capital Offshore Fund, Ltd. (a)	2,950,000	3,197,918	3.54	Quarterly
RTW Offshore Fund One, Ltd. (a)	1,400,000	1,177,510	1.30	Quarterly
Snow Lake Asia Offshore Fund Ltd (a)	1,700,000	1,227,549	1.36	Quarterly

Total	19,996,607	24,880,267	27.56

Opportunistic/Macro
Brevan Howard Fund, Ltd. (a)	4,706,578	6,202,307	6.87	Quarterly
D.E. Shaw Oculus International Fund	3,827,543	6,079,298	6.73	Quarterly
Kirkoswald Global Macro Fund Ltd (a)	3,100,000	3,301,153	3.66	Quarterly

Total	11,634,121	15,582,758	17.26

Relative Value
D.E. Shaw Composite International Fund	4,932,084	9,149,062	10.13	Quarterly
Dollar Senior Loan Offshore Fund II, Ltd (a)	1,578,296	1,765,516	1.96	Monthly
Galton Agency MBS Offshore Fund, Ltd. (a)	1,650,000	1,658,846	1.84	Monthly
King Street Capital, Ltd. (a)	125,350	148,219	0.16	Side Pocket*
LibreMax Offshore Fund, Ltd. (a)	2,650,000	2,514,402	2.78	Quarterly
SPF Securitized Products Fund Ltd. (a)	2,400,000	2,736,038	3.03	Quarterly
Two Sigma Spectrum Cayman Fund, Ltd. (a)	5,612,791	7,268,915	8.05	Quarterly

Total	18,948,521	25,240,998	27.95

Total Investments in Investment Funds	65,642,242	85,684,676	94.90

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

September 30, 2021

(Unaudited)

Registered Investment Companies	Cost ($)	Value ($)	% of Net Assets	Liquidity

Alternative Assets
Neuberger Berman Long Short Fund - Institutional Class Shares	2,197,292	2,387,914	2.64	Daily

Fixed Income
PIMCO Mortgage Opportunities and Bond Fund - Institutional Class Shares	732,865	745,941	0.83	Daily

Short-Term Investment
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.01% (b),(c)	203,861	203,861	0.23	Daily

Total Investments in Registered Investment Companies	3,134,018	3,337,716	3.70

Total Investments	68,776,260	89,022,392	98.60

Other Assets, less Liabilities		1,267,792	1.40

Net Assets		90,290,184	100.00

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $70,456,316.
(b)

Investment in affiliate. The Fund holds 203,861 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of September 30, 2021.
(d)	Certain funds (except registered investment companies) may be subject to an initial lock-up period, as described in Note 1 of the financial statements.
(e)	Non-income producing investments.
*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

September 30, 2021

Investment Strategy as a Percentage of Total Investments**

Management agreements of the general partners/managers of the investment funds (excluding registered investment companies) provide for compensation to such general partners/managers in the form of management fees ranging from 0.65% to 3% annually of net assets and incentives of 0% to 30% of net profits earned.

** The percentages on this page are based on Total Investments. The percentages on the Schedule of Investments differ as they are based on the Net Assets.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Assets and Liabilities

September 30, 2021

(Unaudited)

Assets
Investments in non-affiliates, at value (cost $68,572,399)	$88,818,531
Investments in affiliates, at value (cost $203,861)	203,861
Investments paid in advance (see Note 2c)	1,800,000
Receivable for Investment Funds sold	364,972
Prepaid expenses	16,383
Dividend receivable from affiliates	8

Total assets	91,203,755

Liabilities
Subscriptions received in advance (see Note 6)	410,000
Tender offer proceeds payable	301,247
Management Fee payable	75,157
Professional fees payable	68,080
Administration Fee payable	22,522
Credit facility fees payable	2,292
Other accrued expenses	34,273

Total liabilities	913,571

Net Assets attributable to 5,522,606 shares issued and outstanding ($0.001 par value; unlimited number of shares authorized)	$90,290,184

Net Assets
Paid in capital	$125,331,466
Total distributable earnings (loss)	(35,041,282)

Net Assets	$90,290,184

Net asset value per share*	$16.35

*

The net asset value shown in the statement of assets and liabilities and in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America, may differ from the net asset value calculated for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Operations

For the six months ended September 30, 2021

(Unaudited)

Investment income
Dividend income from affiliates	$71
Dividend income from non-affiliates	14,216

Total investment income	14,287

Expenses
Management Fee (see Note 3)	447,597
Fund accounting and custodian fees	99,362
Administration Fee (see Note 3)	67,140
Professional fees	42,970
Credit facility fees (see Note 4)	27,900
Insurance	17,127
Trustees’ and Chief Compliance Officer’s fees	12,786
Investor servicing fees	11,738
Interest (see Note 4)	202
Other	13,070

Total expenses	739,892

Less: Waivers and/or expense reimbursements (see Note 3)	(2,438)

Net expenses	737,454

Net investment income/(loss)	(723,167)

Realized and unrealized gain/(loss)
Net realized gain/(loss) from investments in non-affiliates	304,086
Net change in unrealized appreciation/(depreciation) on investments in non-affiliates	3,420,200

Net realized and unrealized gain/(loss)	3,724,286

Net increase/(decrease) in Net Assets resulting from operations	$3,001,119

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statements of Changes in Net Assets

For the six months ended September 30, 2021

	For the six months ended September 30, 2021 (Unaudited)	For the Year Ended March 31, 2021
Change in Net Assets Resulting from Operations:

Net investment income/(loss)	$(723,167)	$(1,270,157)

Net realized gain/(loss) from investments in non-affiliates	304,086	764,787

Net change in unrealized appreciation/(depreciation) on investments in non-affiliates	3,420,200	13,227,101

Distributions of capital gains received from investment companies non-affiliates	–	92,586

Net increase/(decrease) in Net Assets resulting from operations	3,001,119	12,814,317

Distributions to Shareholders:

From net investment income	–	(5,167,232)

Capital Transactions:

Change in Net Assets from capital transactions	770,238	10,965,514

Net Assets:

Change in Net Assets	3,771,357	18,612,599

Beginning of period	86,518,827	67,906,228

End of period	$90,290,184	$86,518,827

Capital Transactions:

Proceeds from shares issued	$4,561,000	$10,311,000

Dividends and distributions reinvested	–	4,108,883

Cost of shares repurchased	(3,790,762)	(3,454,369)

Repurchase fees	–	–

Change in Net Assets from capital transactions	$770,238	$10,965,514

Share Transactions:

Issued	282,710	656,914

Reinvested	–	261,066

Repurchased	(234,173)	(222,077)

Change in Shares	48,537	695,903

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Cash Flows

For the six months ended September 30, 2021

(Unaudited)

Cash flows from operating activities

Net increase/(decrease) in Net Assets resulting from operations	$3,001,119
Adjustments to reconcile net increase in Net Assets resulting from operations to net cash provided by operating activities:
Purchases of non-affiliated Investment Funds and registered investment companies	(6,417,709)
Sales of non-affiliated Investment Funds and registered investment companies	6,859,011
Sales of short-term investments in affiliates, net	354,740
Net realized (gain)/loss from investments in non-affiliates	(304,086)
Net change in unrealized (appreciation)/depreciation on investments in non-affiliates	(3,420,200)
Decrease in dividend receivable from affiliates	21
Decrease in dividend receivable from non-affiliates	3,493
Decrease in prepaid expenses	17,128
Decrease in credit facility fees payable	(55)
Decrease in interest payable	(337)
Decrease in Management Fee payable	(65,762)
Decrease in professional fees payable	(7,794)
Increase in Administration Fee payable	1,329
Decrease in other accrued expenses	(4,016)

Net cash provided by operating activities	16,882

Cash flows from financing activities

Capital subscriptions, including change in subscriptions received in advance	3,884,000
Capital redemptions, including change in tender offer proceeds payable and repurchase fees	(3,900,882)
Proceeds from loan payable	600,000
Repayment of loan payable	(600,000)

Net cash used in financing activities	(16,882)

Net change in cash and cash equivalents	–

Cash at beginning of period	–

Cash at end of period	$–

Supplemental disclosure of cash flow information

Cash paid during the period for interest	$539

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Financial Highlights

Ratios and other Financial Highlights

	For the six months ended September 30, 2021		Years Ended March 31,
	(Unaudited)		2021		2020		2019		2018		2017

Net asset value, beginning of period	$15.81		$14.21		$15.15		$15.08		$15.24		$14.32

Net investment income (loss) (a)	(0.13)		(0.26)		(0.23)		(0.19)		(0.22)		(0.23)
Net realized and unrealized gain (loss) from investments	0.67		2.90		(0.24)		0.26		0.81		1.15
Repurchase fees	–		–		0.00	(b)	–		0.00	(b)	0.00	(b)

Net increase (decrease) in Net Assets resulting from operations	0.54		2.64		(0.47)		0.07		0.59		0.92

Total distributions	–		(1.04)		(0.47)		–		(0.75)		–

Net asset value, end of period	$16.35		$15.81		$14.21		$15.15		$15.08		$15.24

Total return	3.45	% (c)	18.59%		(3.27%)		0.46%		3.91%		6.42%

Ratios to average Net Assets:

Expenses, before waivers	1.67	% (d)	1.79%		1.81%		1.71%		1.59%		1.63%
Expenses, net of waivers	1.66	% (d)	1.78%		1.80%		1.70%		1.57%		1.61%

Net investment income (loss), before waivers	(1.64	%) (d)	(1.68%)		(1.53%)		(1.34%)		(1.41%)		(1.58%)
Net investment income (loss), net of waivers	(1.63	%) (d)	(1.67%)		(1.52%)		(1.32%)		(1.39%)		(1.56%)

Portfolio turnover rate	4.37	% (c)	23.49%		27.77%		38.52%		21.91%		27.70%

Net Assets	$90,29	0,184	$86,51	8,827	$67,90	6,228	$84,35	8,624	$121,32	0,820	$274,62	2,992

Total return is calculated as the percentage change in value of a theoretical shareholder investment made at the beginning of the period, net of all fees and expenses. A shareholder’s total return may vary based on the timing of capital subscriptions.

The above expense ratios do not include the expenses from the investment funds and affiliated money market fund. However, total returns take into account all expenses.

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited)

1.	Organization

J.P. Morgan Access Multi-Strategy Fund II (the “Fund”) was organized as a Delaware statutory trust on June 16, 2011 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

The following is a description of strategies used by third-party investment advisors:

Event Driven – Invests in securities of companies in financial difficulty, reorganization or bankruptcy, involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy, nonperforming and sub-performing bank loans, and emerging market debt. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

Long/Short Equities – Makes long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

Opportunistic/Macro – Invests in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture, typically with low correlations to other strategies. This strategy uses a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Investment Funds within this strategy are generally subject to 60-90 day redemption notice periods.

Relative Value – Makes simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. Investment Funds within this strategy are generally subject to 20-90 day redemption notice periods and may have lock-up periods of up to one year.

J.P. Morgan Investment Management Inc. (“JPMIM”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), acts as Investment Manager (the “Investment Manager”) and Administrator (the “Administrator”), and is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Trustees (the “Board”). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund’s assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the “Sub-Advisor” or “JPMPI”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

1.	Organization (continued)

Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities.

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund is offered to certain tax-exempt and tax-deferred investors. The Fund is neither designed nor intended for U.S. taxable investors and/or non-U.S. persons.

2.	Significant Accounting Policies

a.	Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets (“Net Assets”) from operations during the reporting period. Actual results could differ from those estimates.

b.	Valuation of Investments

The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

b.	Valuation of Investments (continued)

their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets,” sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated registered investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

b.	Valuation of Investments (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated registered investment companies, as disclosed on the Schedule of Investments, are designated as Level 1.

As of September 30, 2021, Investment Funds with a fair value of $85,684,676 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

c.	Investments Paid in Advance

Investments paid in advance represent cash which has been sent to Investment Funds prior to September 30, 2021, but the investment is not effective until October 1, 2021. At September 30, 2021, the Fund made the following commitment to purchase Investment Funds:

Investment Fund	Amount
PSAM WorldArb Fund Ltd*	$1,800,000

Total	$1,800,000

*	The Investment Fund utilizes the Event Driven strategy subject to 45 day redemption notice period and has quarterly liquidity.

d.	Distributions from Investments

Distributions received from Investment Funds or affiliated and non-affiliated investment companies whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

e.	Investment Transactions with Affiliates

The Fund invested in affiliated investment companies which are advised by the Investment Manager or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. Affiliated investment companies’ distributions may be reinvested into the affiliated investment companies. Reinvestment amounts are included in the purchase cost amounts in the tables below.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

e.	Investment Transactions with Affiliates (continued)

Security Description	Value at March 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at September 30, 2021	Shares at September 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.01% (a)	$558,601	$9,775,019	$(10,129,759)	$ -	$ -	$203,861	203,861	$71	$ -

(a)	The rate shown is the current yield as of September 30, 2021.

f.	Income Recognition and Security Transactions

Distributions of net investment income and realized capital gains from affiliated and non-affiliated investment companies, if any, are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds and non-affiliated investment companies are included in Net change in unrealized appreciation/(depreciation) on investments in non-affiliates on the Statement of Operations.

g.	Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board.

The Fund invests in Investment Funds and affiliated and non-affiliated investment companies, and, as a result, bears a portion of the expenses incurred by these investments. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average Net Assets shown in the Financial Highlights. Certain expenses incurred indirectly through investment in an affiliated money market fund are waived by the Fund as described in Note 3.

h.	Income Taxes

The Fund generally invests its assets in foreign corporations that would be classified as passive foreign investment companies (“PFICs”). The Fund has elected to have a tax year end of October 31. The Fund’s policy

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

h.	Income Taxes (continued)

is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to its shareholders all of its distributable net investment income and net realized capital gains on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax has been recorded in these financial statements.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of September 30, 2021, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

i.	Dividends and Distributions

Dividends from net investment income and distributions from net realized capital gains are generally declared and paid annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., gains/losses from the sale of PFICs, and certain distributions), such amounts are reclassified within the components of Net Assets based on their Federal tax-basis treatment; temporary differences do not require reclassifications.

All of the distributions, if any, to shareholders were from net investment income and were ordinary income for tax purposes.

Pursuant to the automatic dividend reinvestment plan (“DRIP”), shareholders are presumed to have elected to have all net investment income dividends and net realized capital gains distributions, if any, automatically reinvested in shares. Shareholders who affirmatively choose not to participate in the DRIP will receive distributions in cash.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

2.	Significant Accounting Policies (continued)

j.	Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848), Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank- offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3.	Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% (the “Management Fee”), payable monthly at the rate of 1/12 of 1.00% of the month-end net asset value of the Fund, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Fund’s net asset value each month. For the six months ended September 30, 2021, the Management Fee earned by JPMIM totaled $447,597.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1/12 of 0.85% of the month-end net asset value of the Fund.

Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) paid monthly at the annual rate of 0.15% of the Fund’s month-end net asset value, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. For the six months ended September 30, 2021, the Administration Fee earned by JPMIM totaled $67,140.

The Investment Manager, the Sub-Advisor and the Administrator, have contractually agreed to waive fees and/or reimburse the Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses on securities sold short, interest, brokerage commissions, taxes, expenses related to litigation and potential litigation, expenses related to trustee election and extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 2.00% on an annualized basis of the Fund’s Net Assets as of the end of each month. This expense limitation agreement is in effect until August 1, 2023. Under this agreement, none of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years. There were no fees waived pursuant to this agreement during the six months ended September 30, 2021.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

3.	Management Fee, Related Party Transactions and Other (continued)

The Fund may invest in one or more money market funds advised by the Investment Manager or its affiliates (affiliated money market funds). The Investment Manager and/or Administrator have contractually agreed to, waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from an affiliated money market fund on the Fund’s investment in such affiliated money market funds. The amount of waivers resulting from investments in the affiliated money market funds for the six months ended September 30, 2021 was $2,438. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Entities may be retained by the Fund to assist in the placement of shares. These entities (“Placement Agents”), which may include the Investment Manager and its affiliates, will generally be entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing shares through a Placement Agent. The placement fee will be added to a prospective investor’s purchase amount; it will not constitute an investment made by the investor in the Fund, nor will it be included as part of the assets of the Fund. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated investment companies, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

4.	Line of Credit

The Fund has a line of credit with Credit Suisse International in the amount of $11 million and from time to time may borrow cash under the credit agreement. Interest charged on borrowings, which is calculated on any outstanding loan balance, and based on a LIBOR based rate, is payable on a monthly basis. The Fund also pays a monthly fee on the unused amount of the line of credit. The Fund had no outstanding loan balance on this line of credit as of September 30, 2021. This agreement terminates on May 25, 2022.

During the six months ended September 30, 2021, the Fund had borrowings under the credit agreement as follows:

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

4.	Line of Credit (continued)

Average Daily Loan Balance*	Weighted Average Interest Rate	Interest Expense**	Number of Days Borrowings Were Outstanding	Credit Facility Fee**

$600,000	1.73%	$202 §	7	$27,900 §

*	For the days borrowings were outstanding.
**	For the six months ended September 30, 2021.
§	Interest expense and credit facility fees incurred for the six months ended September 30, 2021 are included in the Statement of Operations.

The Fund is required to pledge cash or securities as collateral to Credit Suisse International in an amount equal to a certain percentage of the available line of credit. Securities segregated as collateral are denoted on the Schedule of Investments.

At a meeting held in May 2021, the Board approved the renewal of the line of credit until May 25, 2022, effective May 26, 2021.

5.	Security Transactions

During the six months ended September 30, 2021, purchases and sales of investments (excluding short-term investments) amounted to $6,067,709 and $3,776,146 respectively.

6.	Subscriptions and Redemptions to Shareholders

Generally, initial and additional subscriptions for shares of beneficial interest (“Shares”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Shares in the Fund. The initial acceptance for subscriptions for Shares was September 30, 2011 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts subscriptions for Shares as of the first day of each month at the Fund’s then current NAV. At September 30, 2021, the Fund received subscription proceeds of $410,000 in advance of the October 1, 2021 subscription date. This amount is included in the Statement of Assets and Liabilities.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager expects to typically recommend to the Board that the Fund offer to repurchase Shares from shareholders of up to 35% of the Fund’s Net Assets quarterly, effective as of the last day of March, June, September, and December, although such recommendation may be less than or greater than 35%. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of shareholders’ Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of its Shares. For the six months ended September 30, 2021, the Fund did not earn any Repurchase Fees.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

7.	Federal Income Tax Matters

The Fund has a tax year end of October 31. The cost of investment securities and components of Net Assets on a tax basis presented below have been estimated as of September 30, 2021. The actual cost of investment securities and components of Net Assets on a tax basis will be different as of October 31, 2021, the Fund’s tax year end. The Fund’s required distributions will be determined by the net investment income or loss and net realized gain or loss for the entire tax year (November 1, 2020 through October 31, 2021).

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of the investment securities at September 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$ 89,880,353	$-	$(859,299)	$(859,299)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to PFIC mark-to-market adjustments.

The Fund did not make any distributions during the six months ended September 30, 2021.

At September 30, 2021, the estimated components of Net Assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income*	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)*	Unrealized Appreciation (Depreciation)

$ 9,259,086	$ (42,440,008)	$ (859,299)

*Subject to change based on the Fund’s results through its tax year end of October 31, 2021.

The cumulative timing differences primarily consist of PFIC mark-to-market adjustments and late year ordinary loss deferrals.

As of September 30, 2021 the Fund had estimated net short-term capital loss carryforwards of $3,781,427 and estimated net long-term capital loss carryforwards of $38,658,630. Capital loss carryforwards are carried forward indefinitely, and retain their character as short-term and/or long-term losses.

Late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended September 30, 2021, the Fund is estimated to defer $1,011,370 of late year ordinary losses to November 1, 2021. This amount is subject to change based on the Fund’s results through its tax year end of October 31, 2021.

The following amounts were reclassified within the capital accounts:

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

7.	Federal Income Tax Matters (continued)

Paid in Capital	Accumulated undistributed/(distributed in excess of) net investment income	Accumulated net realized loss on Investments

$ (969,886)	$ 1,224,296	$ (254,410)

The reclassifications for the Fund relate primarily to investments in PFICs and investments in regulated investment companies.

8.	Risk Exposure

In the normal course of business, the Investment Funds trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi- manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from monthly to semi- annually, and may be subject to various lock-up provisions and early withdrawal fees.

Because of the Fund’s investment in the Investment Funds, the Fund indirectly pays a portion of the expenses incurred by the Investment Funds. As a result, a cost of investing in the Fund may be higher than the cost of investing in a fund that invests directly in individual securities and financial instruments.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

8.	Risk Exposure (continued)

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause shareholders to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

Because of the Fund’s investments in registered investment companies, the Fund indirectly pays a portion of the expenses incurred by these registered investment companies. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the registered investment companies’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage- related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the registered investment companies may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the registered investment companies are disclosed within their individual financial statements and registration statements, as appropriate since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to economic results of those issuing the securities.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

8.	Risk Exposure (continued)

or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre- existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

9.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10.	Concentrations

As of September 30, 2021, an affiliate of the Investment Manager managed their client’s holdings in the Fund, which collectively represented all of the Fund’s Net Assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

11.	Subsequent Events

Effective October 1, 2021, JPMPI replaced JPMIM as Investment Manager and Administrator of the Fund. In addition, the Sub-Advisory agreement between JPMIM and JPMPI for the Fund has been terminated effective October 1, 2021.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2021 (Unaudited) (continued)

11.	Subsequent Events (continued)

As such, effective October 1, 2021, the Fund has entered into an investment management agreement with JPMPI as Investment Manager for which the Management fee will remain the same at an annual rate of 1.00% of the net asset value of the Fund before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses.

The Fund has also entered into an Administration Agreement effective October 1, 2021 with JPMPI as Administrator for which the Administrator will receive an Administration Fee at an annual rate of 0.13% of the net asset value of the Fund before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. The expense limitation agreement and the waiver of the affiliated money market funds’ fees, as discussed in Note 3, will remain the same with the exception of the change of entities from JPMIM to JPMPI.

J.P. Morgan Access Multi-Strategy Fund II

Special Shareholder Meeting Results (Unaudited)

The J.P. Morgan Access Multi-Strategy Fund II held a special meeting of shareholders on September 24, 2021, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of a New Board of Trustees

A new Board of Trustees was elected by the shareholders of the J.P. Morgan Access Multi-Strategy Fund II. The results of the voting were as follows:

	Votes Received (Amounts in thousands)

Lisa M. Borders	In Favor	5,114

	Withheld	0

James P. Donovan	In Favor	5,114

	Withheld	0

Neil Medugno	In Favor	5,114

	Withheld	0

Lauren K. Stack	In Favor	5,114

	Withheld	0

Mary E. Savino	In Favor	5,114

	Withheld	0

Proposal 2: To approve a new investment management agreement with J.P. Morgan Private Investments Inc. (“JPMPI”) for the J.P. Morgan Access Multi-Strategy Fund II. The results of the voting were as follows:

Votes Received (Amounts in thousands)

For	5,114

Against	0

Abstain	0

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment management and sub- advisory agreements for the Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021, conditioned on the approval by Fund shareholders of the new investment management agreement with J.P. Morgan Private Investments Inc.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund received from the Investment Manager and Sub-Advisor. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Investment Manager of the Fund’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Investment Manager and/or Sub-Advisor, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar, Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Fund, including risk/ and performance return assessment as compared to the Fund’s objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Investment Manager and/or Sub-Advisor, counsel to the Fund and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Investment Manager or Sub-Advisor were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Investment Manager from the Fund and by the Sub-Advisor from the Investment Manager under the Advisory Agreements were fair and reasonable under the circumstances

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

and determined that the continuance of the Advisory Agreements was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Investment Manager and Sub-Advisor

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Investment Manager’s and Sub-Advisor’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Investment Manager and Sub-Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Investment Manager regarding the Investment Manager’s business continuity plan and steps the Investment Manager was taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Investment Manager’s success in continuing to provide services to the Fund and its shareholders throughout this period. The Trustees also considered information provided by the Investment Manager and Sub-Advisor about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Investment Manager’s and Sub- Advisor’s risk governance model and reports showing the Investment Manager’s and Sub-Advisor’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Investment Manager in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Investment Manager and Sub-Advisor and their affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Investment Manager, Sub-Advisor and their affiliates, the commitment of the Investment Manager and Sub-Advisor to provide high quality service to the Fund, their overall confidence in the Investment Manager’s and Sub-Advisor’s integrity and the Investment Manager’s and Sub-Advisor’s responsiveness to questions or concerns raised by them, including the Investment Manager’s and Sub-Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund. In addition, the Trustees considered the different roles and responsibilities performed by the Investment Manager and Sub-Advisor under the Advisory Agreements, including the Investment Manager’s monitoring and evaluating of the Sub-Advisor to help assure that the Sub-Advisor is managing the Fund consistently with its investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Investment Manager and Sub-Advisor.

Costs of Services Provided and Profitability to the Investment Manager and its Affiliates

The Trustees received and considered information regarding the profitability to the Investment Manager and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Investment Manager’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Investment Manager. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Investment Manager under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that the Investment Manager, an affiliate of the Sub-Advisor, earns fees from the Fund for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees that may be paid to JPMorgan Chase Bank, N.A., J.P. Morgan Institutional Investments Inc., J.P. Morgan Securities LLC, J.P. Morgan Trust Company, N.A., and JPMorgan Distribution Services, Inc. for various services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationship with the Fund. The Trustees also noted that the Investment Manager supports a diverse set of products and services, which benefits the Investment Manger by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Investment Manager and its affiliates in connection with certain J.P. Morgan Funds’ potential investments in other funds advised by the Investment Manager. The Trustees also reviewed the Investment Manager’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Investment Manager as well as the Investment Manager’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Investment Manager as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees further considered the Investment Manager’s and Sub-Advisor’s ongoing investments in their business in support of the Fund, including the Investment Manager’s and/or Sub-Advisor’s investments in trading systems, technology (including improvements to the J.P. Morgan Fund’s website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Investment Manager has in place that serve to limit the overall net expense ratio of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Investment Manager’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Investment Manager’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

Fees Relative to Investment Manager’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Investment Manager, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Investment Manager, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered funds relative to the Investment Manager’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Investment Manager to the Fund. The Trustees also noted that the adviser, not the fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Investment Manager’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Investment Manager, Sub-Advisor, and/or independent consultant, and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Investment Manager to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted that, based upon the Universe, the Fund’s performance was in the third, third and fourth quintiles for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Investment Manager and/or Sub-Advisor, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Investment Manager and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees also considered the fees paid by the Investment Manager to the Sub-Advisor out of the advisory fee. The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Cap currently in place for the Fund, the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements, and, where deemed

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees also considered the fees paid by the Investment Manager to the Sub-Advisor out of the advisory fee. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fee and expense ratio are summarized below:

The Trustees noted that the Fund’s net advisory fee was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the fourth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Investment Manager and by the Investment Manager to the Sub-Advisor was satisfactory in light of the services provided to the Fund.

At multiple meetings of the Board, the Board reviewed and considered a proposal to replace the then- current Board with a newly constituted Board and a proposed New Investment Management Agreement with J.P. Morgan Private Investments Inc. (collectively, the “Internal Reorganization”) to determine whether they should be approved with respect to the Fund. Pursuant to the proposed New Investment Management Agreement, JPMPI would replace JPMIM with respect to the provision or procurement of investment management services on behalf of the Fund. Following its review and consideration, the Board determined that the compensation to be received by JPMPI from the Funds under the proposed New Investment Management Agreement was fair and reasonable under the circumstances and determined that the adoption of the New Investment Management Agreement was in the best interests of the Fund and its shareholders. The Board, including the Independent Trustees, approved the New Investment Management Agreement and the appointment of JPMPI as the Fund’s new investment manager, subject to approval by Fund shareholders.

In reaching its decision, the Board requested information from, and was furnished information by, JPMIM and JPMPI, as each deemed may reasonably be necessary for the Board to evaluate the New Investment Management Agreement. The Board evaluated a number of factors and considerations listed below that it believed, in light of its own business judgment, to be relevant to its determination.

1. The Board considered the reputation, financial strength and resources of JPMPI, its experience managing the Six Circle Funds, the strength of JPMPI’s resources and investment capabilities and the client-focused shareholder services offered by JPMPI.

2. The Board noted its familiarity with JPMPI, which had served as the Fund’s sub-adviser.

3. The Board noted that entering into the New Investment Management Agreement with JPMPI will give the Fund continued access to portfolio managers and investment personnel who have specialized hedge fund expertise in performing research and due diligence on hedge fund advisers, monitoring the performance of hedge fund advisers to identify new investment opportunities, and portfolio management of hedge fund assets.

4. The Board noted that the management fee payable to JPMPI will be the same as was currently in effect for the Fund.

5. The Board noted that, if the Internal Reorganization is approved by shareholders, JPMPI would be also be appointed as the Fund’s administrator. The Board further noted that, at the request of the Board, JPMPI has agreed to reduce the administration fee charged to the Fund. Under the then-current administration agreement arrangement with JPMIM, the Fund paid to JPMIM an administration fee of 0.15% of the Fund’s month-end net asset value. JPMPI had committed to contractually reducing these rates by two basis points.

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

6. The Board noted the undertaking by JPMIM and JPMPI or their affiliates to assume all of the costs and expenses of preparing, printing, and mailing a proxy statement and related solicitation expenses, and certain other expenses directly attributable to the Internal Reorganization. In determining the obligation to waive advisory fees and/or reimburse expenses, the following is not taken into account: (i) interest, (ii) taxes, (iii) extraordinary or non-routine items, and (iv) expenses that the Fund has incurred but did not actually pay because of an offset arrangement.

During the Board’s extensive review process, the Board, including the Independent Trustees/Trustees considered, among other things, the following factors: the terms and conditions of the proposed New Investment Management Agreement, including the differences from the then-current Investment Management Agreement; and the nature, scope and quality of services that JPMPI is expected to provide to the Fund, including compliance services. The Board evaluated all information available to them. The Board also based its decision on the following considerations, among others, although they did not identify any that was all important or controlling of its discussions, and each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Expected to be Provided by JPMPI. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by JPMPI under the New Investment Management Agreement, including portfolio management and investment research. The Board was advised by JPMPI that there was no expected diminution in the nature, quality and extent of advisory services provided to the Fund. The Board considered the experience JPMPI has as the primary investment adviser of other mutual funds, including the Six Circles Funds. The Board received information about JPMPI’s significant experience with respect to alternative investment strategies and diligence of hedge fund investments, and the substantial resources, including personnel, that it provided as investment sub-adviser to the Fund. The Board was informed by JPMIM and JPMPI that personnel of JPMIM would remain available informally to provide any requested support during the transition.

The Board reviewed and considered the qualifications of, and met with, the personnel proposed to serve as portfolio managers. The Board discussed the transition with the proposed President and Chairman and met with the Board nominees, to review, among other things, information from them about their experience in having JPMPI provide investment advisory services with respect to the Six Circles Funds. The Board reviewed information about JPMPI’s approach to risk management and related processes. The Board also reviewed and considered the qualifications of the senior administrative managers and other key personnel of JPMPI.

The Board considered that the terms and conditions of the proposed New Investment Management Agreement are substantially similar to the terms and conditions of the then-current Investment Management Agreement.

After review of these and other considerations, the Board members concluded that they are satisfied with the nature, extent and quality of the investment advisory services that JPMPI will provide to the Fund.

Performance, Fees and Expenses of the Fund. With respect to the performance of the Fund, the Board considered its review of JPMPI as sub-adviser to the Fund. The Board considered that information regarding JPMPI’s sub-advisory services would be relevant, given that the Fund is expected to retain its current portfolio managers and portfolio management teams.

The Board received and considered absolute and/or relative performance information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar, Inc., independent providers of investment company data (together, “Broadridge”). The Trustees considered the total return performance

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Board reviewed a description of the methodology for selecting funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a pre-determined minimum. As part of this review, the Board also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Board at regular Board meetings by JPMIM, JPMPI, and/or an independent consultant, and also considered the special analysis prepared by the Board’s independent consultant. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Board noted that, based upon the Universe, the Fund’s performance was in the third, third and fourth quintiles for the one-, three- and five-year periods ended December 31, 2020, respectively (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board discussed the performance and investment strategy of the Fund with JPMIM and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Board concluded that the Fund’s performance was satisfactory under the circumstances.

The Board considered the capabilities of JPMPI with respect to managing similar funds, noting that it had previously considered comparative and competitive fund fee information. The Board also considered that management fees would not increase under the New Investment Management Agreement. Furthermore, the Board considered the fee waivers and contractual expense limitations (“Fee Caps”) that are currently in place for the Fund. The Board noted that JPMPI has committed to maintaining the current Fee Caps with the Fund. In addition, as noted above, the Board considered JPMPI’s commitment to contractually reduce the administration fees charged to the Fund. The Board was informed that when JPMPI becomes Investment Manager and Administrator to the Fund, it will earn additional income with respect to the Fund versus being a Sub-Adviser. However, JPMPI will also incur additional expenses by taking on the additional advisory and administrative responsibilities for the Fund and therefore it is not expected that the Internal Reorganization will have a material impact on JPMPI’s overall profitability.

Economies of Scale. The Board considered the benefits that Fund shareholders may be afforded as a result of the Internal Reorganization. The Board also considered, as noted above, the Fee Caps in place for the Fund. Finally, the Board asked JPMPI to consider the merits of a management fee arrangement that provides for reduced fees at higher Fund asset levels (commonly known as breakpoints), and the Board considered JPMPI’s response that fee levels could be reassessed as Fund assets grew. The Board was informed that the Fund is expected to experience some economies of scale in terms of some of the Fund level expenses that are charged at the aggregate fund complex level and then allocated to the Fund.

Other Benefits of the Relationship. The Board considered other benefits to JPMPI and its affiliates that may be derived from their relationship with the Fund and other funds advised by JPMPI, such as potential benefits to the relationships between the Private Bank and its clients. The Board considered that JPMPI will have greater day-to-day investment and administrative oversight of the Fund as Investment Manager and Administrator, in addition to having a basis to generate more revenue for the future.

Resources of JPMPI. The Board considered whether JPMPI is financially sound and has the resources necessary to perform its obligations under the New Investment Management Agreement, noting assurances that it has the financial resources necessary to fulfill its obligations under the New Investment Management Agreements and the benefits to the Fund of such a relationship.

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

General Conclusion. After considering and weighing all of the above factors, the Board, including the Independent Trustees, unanimously concluded that it would be in the best interests of the Fund and its shareholders to approve the New Investment Management Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of multiple meetings, some of which were in executive session with only the Independent Trustees and their counsel present.

J.P. Morgan Access Multi-Strategy Fund II

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission’s website at http://www.sec.gov.

Automatic Dividend Reinvestment Plan (“DRIP”)

Pursuant to the DRIP, each Shareholder will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically notifies the Fund of its election to receive income dividends and/or capital gain distributions in cash at least 121 days before the last business day of the calendar year, or if the ex dividend date differs from the last business day, such other day that is the ex dividend date of such distribution. An election in writing to receive income dividends and/or capital gain distributions in cash received by the Fund 120 days or less before the ex dividend date of any dividend and/or distribution will apply to subsequent dividends and/or distributions that are paid at least 121 days after receipt of such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

(b)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	J.P. Morgan Access Multi-Strategy Fund II

By (Signature and Title)*	/s/ Mary E. Savino
Mary E. Savino
Principal Executive Officer

Date	12/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary E. Savino
Mary E. Savino
Principal Executive Officer

Date	12/1/2021

By (Signature and Title)*	/s/ Gregory R. McNeil
Gregory R. McNeil
Principal Financial Officer

Date	December 1, 2021

* Print the name and title of each signing officer under his or her signature.